UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant ¨

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA”), OppFi released a press release announcing that it has been named to the Forbes list of America’s Best Startup Employers 2021 and placed 369 on the list of of 500 companies presented by Forbes and Statista Inc. Below are copies of the OppFi press release and various LinkedIn posts relating to the OppFi press release, which are being filed herewith as soliciting material.

Press Release

OppFi.com

OppFi Named on Forbes America’s Best Startup Employers 2021

Chicago fintech is one of only three financial startup companies based in Illinois to make the prestigious list

CHICAGO, March 9, 2021— Opportunity Financial, LLC (“OppFi”), a leading financial technology platform that powers banks to provide credit access for the everyday consumer, announced today it has been named to the Forbes list of America’s Best Startup Employers 2021. OppFi placed 369 on the prestigious list of 500 companies presented by Forbes and Statista Inc., the world-leading statistics portal and industry ranking provider. OppFi is one of only three financial startup companies based in Illinois that made this year’s list.

OppFi is one of the top customer-rated digital financial platforms, with an average 4.9/5 star rating based on more than 14,000 online customer reviews. The company was also recently ranked fourteenth on Built In’s 2021 100 Best Places to Work in Chicago earlier this year.

“We are truly honored to be named on this year’s prestigious Forbes list of America’s Best Startup Employers,” said Jared Kaplan, chief executive officer, OppFi. “While we have quickly grown to more than 550 employees since I joined in 2015, we are proud of the strong collaborative and dedicated culture we have built, anchored on our core values and company mission to build financial inclusion for the everyday customer.”

Forbes America’s Best Startup Employers were selected based on an innovative methodology evaluating employer excellence in three ways:

●	Employee satisfaction: extensive research was conducted on ‘Average Length of Employment’ and 'Online Employer Reviews'.
●	Employer reputation: company specific information was algorithmically extracted from social media channels such as news sites, micro-blogs, blogs and social networks.
●	Company growth: comprehensive evaluations of 'Website Traffic', 'Headcount Growth Rates', and 'Industry-Referenced Job Openings'.

.

To be considered for the ranking, employers need to have a headquarters in the U.S., and be founded between 2011 and 2018. The final list recognizes the top 500 companies based on more than 7 million data points.

“We believe that delivering a best-in-class customer experience begins with creating a best-in-class employee experience,” said Karishma Patel Buford, chief people officer, OppFi. “We focus on a caring, employee first approach and lead with transparency, authenticity and inclusivity. We are thrilled to be recognized by Forbes as it is a true testament to our commitment to building an environment and culture where employees can be their best selves and do their best work.”

###

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company has been ranked as an Inc. 5000 company for five straight years and was named the eighth fastest-growing Chicagoland company in 2020 by Crain’s Chicago Business. The company was also named Built In’s 2021 100 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.9/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

Media Inquiries:

Media@opploans.com

Important Information and Where to Find It

In connection with the proposed business combination, FGNA intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA will be filed in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn page on March 9, 2021:

LinkedIn: I’m thrilled to share that OppFi has been recognized on the Forbes list of America’s Best Startup Employers in 2021. When I joined the company in 2015, we had a few dozen employees. Now, we’re closing in on 550. That growth is a testament to the hard work and collaborative culture we have built that our team brings to work, and to serving our customers, every single day. #FinancialInclusion

https://www.prnewswire.com/news-releases/oppfi-named-on-forbes-americas-best-startup-employers-2021-301243717.html?tc=eml_cleartime

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://www.sec.gov/Archives/edgar/data/1818502/000110465921017063/tm216066d1_ex99-1.htm

The following communication was shared by OppLoans on its LinkedIn page on March 9, 2021:

LinkedIn: We're excited to announce that OppFi has been named on the Forbes America’s Best Startup Employers list for 2021. The selection was based on employee satisfaction, employer reputation, and company growth.

https://www.prnewswire.com/news-releases/oppfi-named-on-forbes-americas-best-startup-employers-2021-301243717.html?tc=eml_cleartime

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://www.sec.gov/Archives/edgar/data/1818502/000110465921017063/tm216066d1_ex99-1.htm

The following communication was shared by OppFi on its LinkedIn page on March 9, 2021:

LinkedIn: OppFi has been named on Forbes America’s Best Startup Employers list for 2021! Well-deserved recognition for our team and our values.

https://www.prnewswire.com/news-releases/oppfi-named-on-forbes-americas-best-startup-employers-2021-301243717.html?tc=eml_cleartime

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://www.sec.gov/Archives/edgar/data/1818502/000110465921017063/tm216066d1_ex99-1.htm

The text of the linked press release follows:

OppFi Named on Forbes America’s Best Startup Employers 2021

Chicago fintech is one of only three financial startup companies based in Illinois to make the prestigious list

CHICAGO, March 9, 2021— Opportunity Financial, LLC (“OppFi”), a leading financial technology platform that powers banks to provide credit access for the everyday consumer, announced today it has been named to the Forbes list of America’s Best Startup Employers 2021. OppFi placed 369 on the prestigious list of 500 companies presented by Forbes and Statista Inc., the world-leading statistics portal and industry ranking provider. OppFi is one of only three financial startup companies based in Illinois that made this year’s list.

OppFi is one of the top customer-rated digital financial platforms, with an average 4.9/5 star rating based on more than 14,000 online customer reviews. The company was also recently ranked fourteenth on Built In’s 2021 100 Best Places to Work in Chicago earlier this year.

“We are truly honored to be named on this year’s prestigious Forbes list of America’s Best Startup Employers,” said Jared Kaplan, chief executive officer, OppFi. “While we have quickly grown to more than 550 employees since I joined in 2015, we are proud of the strong collaborative and dedicated culture we have built, anchored on our core values and company mission to build financial inclusion for the everyday customer.”

Forbes America’s Best Startup Employers were selected based on an innovative methodology evaluating employer excellence in three ways:

•	Employee satisfaction: extensive research was conducted on ‘Average Length of Employment’ and 'Online Employer Reviews'.
•	Employer reputation: company specific information was algorithmically extracted from social media channels such as news sites, micro-blogs, blogs and social networks.
•	Company growth: comprehensive evaluations of 'Website Traffic', 'Headcount Growth Rates', and 'Industry-Referenced Job Openings'.

To be considered for the ranking, employers need to have a headquarters in the U.S., and be founded between 2011 and 2018. The final list recognizes the top 500 companies based on more than 7 million data points.

“We believe that delivering a best-in-class customer experience begins with creating a best-in-class employee experience,” said Karishma Patel Buford, chief people officer, OppFi. “We focus on a caring, employee first approach and lead with transparency, authenticity and inclusivity. We are thrilled to be recognized by Forbes as it is a true testament to our commitment to building an environment and culture where employees can be their best selves and do their best work.”

###

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company has been ranked as an Inc. 5000 company for five straight years and was named the eighth fastest-growing Chicagoland company in 2020 by Crain’s Chicago Business. The company was also named Built In’s 2021 100 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.9/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

Media Inquiries:

Media@opploans.com

Important Information and Where to Find It

In connection with the proposed business combination, FGNA intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA will be filed in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company intends to file a preliminary proxy statement and a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement on Form S-1, which was filed by the Company with the SEC on August 26, 2020 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement for the proposed business combination when available.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and OppFi’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and OppFi’s expectations with respect to future performance, performance, growth, and OppFi’s market, OppFi’s new products and their performance, the anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement that the Company entered into with OppFi, OppFi Shares, LLC, a Delaware limited liability company, and Todd Schwartz, in his capacity as the Members’ Representative (the “Business Combination Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company and OppFi following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Business Combination Agreement, including with respect to the levels of the Company stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or the Company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company and OppFi caution that the foregoing list of factors is not exclusive. The Company and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.